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                                    EXHIBIT G

                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them a Statement on Schedule 13D (including amendments thereto) with regard to the common stock of Corrpro Companies, Inc., an Ohio corporation, and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this Joint Filing Agreement as of April 8, 2004.

                                      CORRPRO INVESTMENTS, LLC

                                      By: Wingate Partners III, L.P.,
                                          its authorized member

                                      By: Wingate Management Company III, L.P.,
                                          its general partner

                                      By: Wingate Management Limited III, LLC,
                                          its general partner

                                      By: /s/ Jay I. Applebaum
                                          --------------------------------------
                                          Jay I. Applebaum
                                          Principal

                                      WINGATE PARTNERS III, L.P.

                                      By: Wingate Management Company III, L.P.,
                                          its general partner

                                      By: Wingate Management Limited III, LLC,
                                          its general partner

                                      By: /s/ Jay I. Applebaum
                                          --------------------------------------
                                          Jay I. Applebaum
                                          Principal

                                      WINGATE MANAGEMENT COMPANY III, L.P.

                                      By: Wingate Management Limited III, LLC,
                                          its general partner

                                      By: /s/ Jay I. Applebaum
                                          --------------------------------------
                                          Jay I. Applebaum
                                          Principal

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                                      WINGATE MANAGEMENT LIMITED III, LLC

                                      By: /s/ Jay I. Applebaum
                                          --------------------------------------
                                          Jay I. Applebaum
                                          Principal

                                      WINGATE AFFILIATES III, L.P.

                                      By: Wingate Management Limited III, LLC,
                                          its general partner

                                      By: /s/ Jay I. Applebaum
                                          --------------------------------------
                                          Jay I. Applebaum
                                          Principal

                                      /s/ Jay I. Applebaum
                                      ------------------------------------------
                                      JAY I. APPLEBAUM

                                      /s/ Michael B. Decker
                                      ------------------------------------------
                                      MICHAEL B. DECKER

                                      /s/ James A. Johnson
                                      ------------------------------------------
                                      JAMES A. JOHNSON

                                      /s/ Jason H. Reed
                                      ------------------------------------------
                                      JASON H. REED